Business Combinations	12 Months Ended
Dec. 31, 2011
Business Combinations [Abstract]
Business Combinations
7.  Business Combinations

Acquisition of Teranetics, Inc.

On October 1, 2010, the Company acquired all of the outstanding shares of capital stock of Teranetics, Inc. (Teranetics), a privately held fabless provider of high performance mixed-signal semiconductors.

Teranetics' corporate headquarters were located in San Jose, California.  Founded in 2003, Teranetics provides state-of-the-art silicon solutions that enable 10 Gigabit per second rates over widely installed low-cost CAT6 and CAT6a cabling.  Teranetics' products allow data centers and enterprise networks to increase scalability and improve throughput while dramatically lowering the cost of ownership for 10 Gigabit per second links.

The Company believes that this acquisition provides a third leadership position into its product portfolio. There are major synergies in the design process, technology, sales, marketing, and supply chains. The Company can leverage its technology and IP with PCI Express and 10 Gigabit Ethernet to bring out new architectures for the data centers. Teranetics' customers include Arista Networks, Cisco, Extreme Networks and Intel.

The total consideration paid for the transaction was $34.7 million, consisting of 7.4 million shares at $3.71 per share, the closing price on October 1, 2010, the date the transaction was closed, cash of $1.0 million and assessed fair value of two promissory notes in aggregate amount of approximately $6.7 million, less $1.3 million allocated to Teranetics' chief executive officer's bonus.

The following table summarizes the consideration paid for Teranetics:

	Common	Cash at	Notes	Bridge
	Shares of PLX	Closing	A and B	Note	Total

Purchase price	$26,406	$887	$6,386	$1,000	$34,679
Allocated to CEO bonus	1,048	35	264		1,347
Total	$27,454	$922	$6,650	$1,000	$36,026

As a part of the merger agreement, the Company acquired all of the outstanding shares of capital stock of Teranetics in exchange for 7.4 million shares of common stock of PLX, cash of approximately $1.0 million and two promissory notes in the aggregate principal amount of $6.9 million. One note was for the principal amount of approximately $1.5 million and was due 3 years after the closing of the Merger, and the other note was for the principal amount of $5.4 million and was due 12 months after the closing of the Merger (this $5.4 million note was delivered into an escrow fund that may be used to satisfy indemnity obligations owed to PLX).   The stated interest rate on the promissory notes was 0.46%.  In accordance with the business combinations guidance, the promissory notes were fair valued based on market interest rates and the assessed fair value of the promissory notes was approximately $6.7 million. The Company delayed payment of the $5.4 million note as a result of indemnity claims it communicated to the Teranetics stockholders' representative.  As a result of the claims, the Company negotiated a $1.9 million reduction against the two promissory notes.  The settlement included a cancelation of the $1.5 million note due in October 2013 and was recorded in 2011 as a reduction to acquisition and restructuring related costs in the Consolidated Statement of Operations for the assessed fair value of $1.4 million. The reduction of the note due in October 2011 of $0.5 million was recorded against specific expenses and liabilities the Company incurred in 2011. The remaining $5.0 million was paid on January 3, 2012.

Under a prior employment agreement between Teranetics and its chief executive officer, the chief executive officer was entitled to receive a bonus for prior services rendered based on the merger consideration amount.  The agreement provided that the chief executive officer was to receive his distribution in the same manner and timing in which the shareholders of Teranetics receive their purchase consideration and did not require continuing employment after the merger.  The chief executive officer's bonus of approximately $1.3 million is included in the stock, cash and promissory notes issued.

The Company extended a bridge loan to Teranetics in the amount of $1.0 million during negotiations to support the working capital needs of Teranetics and in contemplation of the Merger.  Upon closing of the Merger, the $1.0 million bridge note was also considered part of the merger consideration provided as a component of the purchase price.

In addition to consideration transferred to former stockholders of Teranetics, PLX made payments at closing in the amount of $13.2 million to repay debt and other assumed liabilities.  The payments consisted of $11.2 million for convertible promissory note and line of credit debt and $2.0 million of payables for legal and investment banking services performed for Teranetics prior to closing and in connection with the merger.

The Company agreed to pay the former Teranetics employees a bonus pool under the Teranetics Employee Retention Plan which required continued employment in order to be earned by individual employees.  Under the final plan, a total of $5.3 million was carved out of the consideration as a bonus pool to be paid out over a period of time to participants who were employees of Teranetics at the time of a change in control, provided they fulfilled certain future service requirements for the combined entity.  If any individual left prior to the completion of the required service period, any amounts forfeited by the individual was added back to the bonus pool and re-allocated to the remaining participants.  As of December 31, 2011, the Company has paid all of the $5.3 million of the retention bonus.  Approximately $2.3 million of retention bonus expense was recorded in 2011 and included in discontinued operations in the Consolidated Statement of Operations.

Recognized amounts of identifiable assets acquired and liabilities assumed (in thousands):

Cash and cash equivalents	$112
Trade receivables	443
Inventories	444
Other current assets	360
Property, plant and equipment	673
Identifiable intangible assets	30,500
Other assets	42
Trade and other payable	(2,919)
Accruals and other liabilities	(15,021)
Total indentifiable net assets	$14,634
Goodwill	20,045
$34,679

The fair value of assets acquired includes trade receivables of $0.4 million.  The gross amount due under sales related contracts was $0.4 million, of which none was expected to be uncollectible.

The identified intangible assets consist of core technology, trade name and customer relationships.  The valuation of the acquired intangibles is classified as a level 3 measurement under the fair value measurement guidance, because the valuation was based on significant unobservable inputs and involved management judgment and assumptions about market participants and pricing.   In determining fair value of the acquired intangible assets, we determined the appropriate unit of measure, the exit market and the highest and best use for the assets. The fair value was estimated using an incremental income approach.

The goodwill arising from the acquisition was largely attributable to the synergies expected to be realized after the Company's acquisition and integration of Teranetics.  The Company only has one operating segment, semiconductor products, so all of the goodwill was assigned to the one segment.  Goodwill is not expected to be deductible for tax purposes.

Teranetics contributed revenues and gross profit of $4.6 million and $1.0 million, respectively, to the Company for the year ended December 31, 2011 and $1.0 million and $0.3 million, respectively, to the Company for the year ended December 31, 2010.  In connection with the sale of the PHY business in the third quarter of 2012, the revenue and gross profit are in discontinued operations.  The Company integrated Teranetics operations shortly after acquisition and was fully integrated as of December 31, 2010 and it is therefore not practicable to identify earnings associated with Teranetics' contribution.

The following unaudited pro forma summary presents consolidated information of the Company as if the business combination occurred on January 1, 2009 (in thousands).  In connection with the sale of the PHY business in the third quarter of 2012, the results of operations related to the PHY activity are in discontinued operations.

	Unaudited Pro Forma
	Years Ended December 31,
	2010	2009
Revenue	$119,198	$86,286
Net loss	$(17,690)	$(53,112)

The unaudited pro forma amounts have been calculated after applying the Company's accounting policies and adjusting the results of Teranetics to reflect the amortization that would have been recorded assuming the intangible assets had been acquired on January 1, 2009.

Acquisition of Oxford Semiconductor, Inc.

On January 2, 2009, the Company acquired all of the outstanding shares of capital stock of Oxford Semiconductor, Inc. (Oxford), a privately held fabless provider of industry-leading silicon and software for the consumer and small office/home office (SOHO) storage markets.

Established in 1992, Oxford has been providing silicon and software solutions to interconnect digital systems, including PCIe, USB, 1394, Ethernet, Serial ATA and external Serial ATA.  Oxford's corporate headquarters were located in Milpitas, California, with most of its employees based in Oxford's design center in Abingdon, United Kingdom.  The consumer and SOHO external storage markets account for the majority of Oxford's sales.  Oxford provides advanced system-on-chip solutions for both direct-attached storage (DAS) and network-attached storage (NAS) external drives.  Oxford's customers include Seagate, Western Digital, LaCie, Hewlett Packard, and Macpower.

The Company believed that through this acquisition, it would gain a leadership position in the growing consumer external storage market.  Major synergies include common interconnect technologies and design flows, sales, marketing and support systems, and supply chains.  Most importantly, the Company can create innovative products that combine the considerable intellectual property and industry knowledge of Oxford and PLX.

The total consideration paid for the transaction was $16.4 million, consisting of 5.6 million shares at $1.82 per share, the closing price on January 2, 2009, the date the transaction was closed, and the fair value of the contingently convertible debt liability as of January 2, 2009, of $6.2 million.

As a part of the merger agreement, the Company acquired all of the outstanding shares of capital stock of Oxford in exchange for 5.6 million shares of common stock of PLX and a promissory note in the principal amount of $14.2 million (the "Note") that was to be satisfied by either (i) the issuance of an additional 3.4 million shares of common stock of PLX upon approval of PLX's stockholders, or (ii) the repayment of the principal amount of the Note if such stockholder approval was not obtained by June 30, 2009.  On May 22, 2009 at a special meeting of the shareholders, the shareholders approved the conversion of the $14.2 million note into 3.4 million shares of common stock of the Company.

Under the revised business combinations guidance, which became effective for the Company on January 1, 2009, the contingently convertible promissory note was considered contingent consideration which was recorded at fair value as of the acquisition date, and changes to the fair value of contingent consideration were reflected through the statement of operations.  The fair value of the convertible note on the acquisition date was based on that day's closing stock price of $1.82 per share.  On March 31, 2009, the convertible note was remeasured to fair value. Based on the closing stock price of $2.17 as of March 31, 2009, the fair value of the convertible note was $7.4 million. The change in fair value of $1.2 million was recognized as a loss in the quarter ended March 31, 2009. On May 22, 2009, the date of the conversion, the closing stock price was $2.95. The fair value of the 3.4 million shares was $10.0 million.  The change in fair value of $2.7 million was recognized as a loss in the second quarter of 2009.

The following table summarizes the consideration paid for Oxford and the amounts of the assets acquired and liabilities assumed at the acquisition date.

Fair value of consideration transferred (in thousands):

5,600,000 common shares of PLX	$10,192
Contingent consideration	6,188
Fair value of total consideration	$16,380

Recognized amounts of identifiable assets acquired and liabilities assumed (in thousands):

Cash and cash equivalents	$4,392
Trade receivables	1,286
Inventories	2,677
Tax receivable	835
Licensed IP	2,499
Property, plant and equipment	1,357
Identifiable intangible assets	9,056
Other assets	482
Trade and other payable	(3,163)
Accruals and other liabilities	(4,408)
Total indentifiable net assets	$15,013
Goodwill	1,367
$16,380

The fair value of assets acquired includes trade receivables of $1.6 million.  The gross amount due under sales related contracts was $1.6 million, of which $0.3 million was expected to be uncollectible as a result of recognized credits due to distributors for the difference in the price they previously purchased products for from Oxford Semiconductor, Inc. and the authorized quote price based on the distributors' sell through activity.  The gross amount under a prior IP royalty arrangement was $0.3 million and the full amount was expected to be uncollectible.

The identified intangible assets consist of core technology, trade name and customer relationships.  The valuation of the acquired intangibles was classified as a level 3 measurement under the fair value measurement guidance, because the valuation was based on significant unobservable inputs and involved management judgment and assumptions about market participants and pricing.   In determining fair value of the acquired intangible assets, we determined the appropriate unit of measure, the exit market and the highest and best use for the assets. The fair value was estimated using an incremental income approach.

The goodwill arising from the acquisition was largely attributable to the synergies expected to be realized after the Company's acquisition and integration of Oxford.  The Company only has one operating segment, semiconductor products, so all of the goodwill was assigned to the one segment.  Goodwill is not expected to be deductible for tax purposes.

Oxford contributed revenues and gross profit of $17.3 million and $7.7 million, respectively, for the Company for the year ended December 31, 2011,  $23.7 million and $12.7 million, respectively,  for the year ended December 31, 2010 and $25.7 million and $13.1 million, respectively, for the year ended December 31, 2009.  Oxford operations were fully integrated as of the end of the first quarter of 2009 and it is therefore not practicable to identify earnings associated with Oxford's contribution.

Because the acquisition took place on January 2, 2009, which was in substance the beginning of the year, no pro forma data is presented for the year ended December 31, 2009 as the Company's historical statement of operations already includes the results of Oxford for the entire period.